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                                                                    Exhibit 10.1

                                                            Date: April 24, 2003
American Express Travel Related Services, Inc.
3 World Financial Center
AMEX Tower
New York, New York 10285
Attn: General Counsel's Office

      Re: Fourth Amendment to the Marketing Agreement dated as of March 10, 1998, as amended by letter date November 17, 1998, April 11, 2000, June 19, 2002 and November 20, 2002, by and between American Express Travel Related Services Company, Inc., and Administaff, Inc. and certain of its related entities.

Dear Ladies and Gentlemen:

Reference is made hereby to the Marketing Agreement (the "Marketing Agreement") dated as of March 10, 1998, as amended by letters dated November 17, 1998, April 11, 2000 and June 19, 2002 (the "First Amendment," "Second Amendment" and "Pilot Third Amendment" respectively), by and between American Express Travel Related Services, Inc. ("TRS"), and Administaff, Inc., Administaff Companies, Inc. and Administaff of Texas, Inc. and as further amended by the Assignment and Assumption Agreement dated November 20, 2002 whereby Administaff Companies II, L.P. and Administaff Services, L.P. respectively assumed the contractual obligations of Administaff Companies, Inc. and Administaff of Texas, Inc. Administaff, Inc., Administaff Companies II, L.P. and Administaff Services, L.P. are collectively referred to herein as "ASF". By execution and delivery of this amendment (the "Fourth Amendment"), the Parties are effecting an amendment to the Marketing Agreement on the terms set forth herein. The effective date of this amendment shall be as of February 24, 2003. Capitalized terms used herein, but not defined, will have the meanings assigned to such terms in the Marketing Agreement.

This Fourth Amendment sets forth the understandings of the Parties with respect to the matters set forth below:

      1. The following definitions to Section 1 is hereby amended to read as follows:

            "Expiration Date: means December 31, 2006 .

      2.    A new Section (4) (g) is hereby added to read as follows:

            "Notwithstanding anything herein to the contrary, during 2006 Amex shall only be required to market in accordance with this Marketing Agreement in geographical markets initially serviced by way of the opening of ASF sales offices after the effective date of this Fourth Amendment."

      3.    A new Section 8(c) is hereby added to read as follows:

            "Notwithstanding any statement to the contrary herein, the provisions contained in this Section 8 shall not apply to ASF after December 31, 2005 with the exception that ASF agrees that Amex will have "most favored nation" status with respect to the Amex Product."
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      4.    A new Section 9(c) is hereby added to read as follows:

            "Notwithstanding any statement to the contrary contained herein, after December 31, 2005, the provisions contained in Section 9(b) shall only apply to geographical markets initially serviced by way of the opening of ASF sales offices after the effective date of this Fourth Amendment.

IN WITNESS WHEREOF, the Parties have executed this Fourth Amendment as of the date first above written.

ADMINISTAFF, INC.                          AMERICAN EXPRESS TRAVEL RELATED
                                           SERVICES COMPANY, INC.

By: /s/ JAY E. MINCKS                      By: /s/ GREGORY DANIEL
    -----------------------------              ---------------------------------

Its: EVP Sales & Marketing                 Its: Vice President, IS&NB
     ----------------------------               --------------------------------

ADMINISTAFF SERVICES L.P.                  ADMINISTAFF COMPANIES II, L.P.
by its general partner,                    by its general partner,
adminstaff of texas, inc.                  adminstaff companies, inc.


By: /s/ JAY E. MINCKS                      By: /s/ JAY E. MINCKS
    -----------------------------              ---------------------------------

Its: EVP Sales & Marketing                 Its: EVP Sales & Marketing
     ----------------------------               --------------------------------